                                                                Exhibit 10.16(d)

                           PLAYBOY ENTERPRISES, INC.

                                         August 17, 1993

Mr. John Chan Chun Tung
Chaifa Investment, Limited
Unit 1, 17/F Westlands Centre
20 Westlands Road, Quarry Bay
HONG KONG

Dear Mr. Chan:

     This letter, when the enclosed copy has been signed, dated and returned by you will evidence our mutual agreement to further amend: (i) the Product License Agreement between Playboy Enterprises, Inc. ("Licensor") and Chaifa Investment, Limited ("Licensee") dated as of September 26, 1989 ("the Hong Kong Agreement"); and (ii) the Product License Agreement between Licensor and Licensee dated as of March 4, 1991 ("the PRC Agreement") (which are sometimes hereinafter collectively referred to as "the Agreements") as follows:

     1. a. The PRC and Hong Kong Agreements will be further extended through December 31, 2004, unless earlier terminated as provided under the Agreements.

         b. Licensor agrees in principle to extend the Agreements for two additional five-year periods, 2005-2009 and 2010-2014, on terms to be negotiated (taking into account, among other considerations, the working relationship between Licensor and Licensee and such other factors as Licensor deems appropriate).

     2. The expiration date of the first extended term under the Hong Kong Agreement will be December 31, 1999 (which will make the last License Year for such term the 15-month period from October 1, 1998 through December 31, 1999 and each subsequent License Year coincide with the calendar year).



       680 NORTH LAKE SHORE DRIVE/CHICAGO, ILLINOIS 60611  312-751-8000

     3.  Guaranteed Royalties under the PRC Agreement will be:


              License Year                     Amount (in U.S.D.)
              ------------                     ------------------
         1/1/2000 - 12/31/2000                     $1,400,000
         1/1/2001 - 12/31/2001                     $1,650,000
         1/1/2002 - 12/31/2002                     $1,900,000
         1/1/2003 - 12/31/2003                     $2,150,000
         1/1/2004 - 12/31/2004                     $2,400,000

     4. Guaranteed Royalties under the Hong Kong Agreement will be $350,000 U.S.D. for each License Year referred to in Paragraph 3. above.

     5.  Minimum net sales under the PRC Agreement will be:


              License Year                     Amount (in U.S.D.)
              ------------                     ------------------
         1/1/2000 - 12/31/2000                     $20,000,000
         1/1/2001 - 12/31/2001                     $23,000,000
         1/1/2002 - 12/31/2002                     $26,000,000
         1/1/2003 - 12/31/2003                     $29,000,000
         1/1/2004 - 12/31/2004                     $31,000,000

     6.  Minimum net sales under the Hong Kong Agreement will be:


              License Year                     Amount (in U.S.D.)
              ------------                     ------------------
         1/1/2000 - 12/31/2000                     $5,000,000
         1/1/2001 - 12/31/2001                     $5,500,000
         1/1/2002 - 12/31/2002                     $6,000,000
         1/1/2003 - 12/31/2003                     $6,500,000
         1/1/2004 - 12/31/2004                     $7,000,000

     7.  Earned Royalties will be 7% of net sales under the Agreements.

     8. Licensor and Licensee agree to extend the trademark protection under the Agreements so that Licensor shall have the right to approve the overall design, marketing and merchandising of and in the shops, but does not include the day-to-day operation and management of the shops.

     9. The above amendments to the Agreements will be conditional upon the successful completion of Licensee's initial public offering. If such initial public offering is not successfully completed on or before December 31, 1993, this letter agreement shall be null and void and of no force or effect.

     10. Except as modified above, all of the other terms and conditions of the Agreements, as previously amended, shall remain in full force and effect.

     If the above accurately sets forth your understanding of our mutual agreements, please sign, date and return the enclosed copy of this letter.


                                       Very truly yours,

                                       PLAYBOY ENTERPRISES, INC.


                                       By  /s/ Robert Beleson
                                          -------------------------
                                               Robert Beleson
                                           Chief Marketing Officer



ACCEPTED and AGREED to:

CHAIFA INVESTMENT, LIMITED



By:   /s/ John Chan Chun Tung
   ---------------------------------
          JOHN CHAN CHUN TUNG

Title:  DIRECTOR & GENERAL MANAGER
      ------------------------------

Date:   3 SEPTEMBER 1993
      ------------------------------





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